UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 12, 2004
Date of Report (Date of earliest event reported)

CELL GENESYS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19986 (Commission File Number)	94-3061375 (IRS Employer Identification No.)

500 Forbes Boulevard, South San Francisco, CA 94080
(Address of principal executive offices, including zip code)

(650) 266-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Item 7.01. Regulation FD Disclosure

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and Item 7.01, “Regulation FD Disclosure.”

On October 12, 2004, Cell Genesys, Inc. issued a press release setting forth its preliminary third quarter 2004 results. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

Exhibit
Number	Description
99.1	Text of press release of Cell Genesys, Inc., dated October 12, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL GENESYS, INC.

/s/ Matthew J. Pfeffer

Matthew J. Pfeffer
Vice President and Chief Financial Officer

Date: October 12, 2004

Exhibit Index

Exhibit
Number	Description
99.1	Text of press release of Cell Genesys, Inc., dated October 12, 2004.